Lexington
Emerging Markets Fund, Inc.

Investment Adviser
--------------------------------------------------------------------------------
Pilgrim Investments, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

Distributor
--------------------------------------------------------------------------------
Pilgrim Securities, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

Transfer Agent
--------------------------------------------------------------------------------
Lexington Funds
c/o DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64121-6368

www.lexingtonfunds.com




This report has been prepared for the information of the contractholders of Lexington Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX285-SAR6/00
                                  [GRAPH]
================================================================================
                                 LEXINGTON
                                 EMERGING
                                  MARKETS
                                 FUND, INC.
-------------------------------------------------------------------------------
                           Investment Objective:
                        Long-term Growth of Capital
-------------------------------------------------------------------------------
                            Semi-Annual Report
                               June 30, 2000
                                (unaudited)

                            Pilgrim Mutual Funds
================================================================================

Chairman's Message
-------------------------------------------------------------------------------

Dear Contractholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Lexington Emerging Markets Fund, Inc.

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management Corporation and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Investment Adviser to the Fund. As a contractholder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Fund contractholder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

Dear Contractholders:
-------------------------------------------------------------------------------
   During the second quarter the Lexington Emerging Markets Fund declined 25.8%*, underperforming the 10.8%** decline in the unmanaged MSCI Emerging Markets Free Index. For the year through June 30th, the Fund declined 13%* against a decline of 9.0%** in the MSCI EMF Index. Exposure to the technology sector explains most of this underperformance. The Fund's relatively heavy weightings in Korea and India, and underweight positions in Latin America also negatively affected relative performance.

   The market environment changed significantly during the second quarter. Enthusiasm for tech stocks turned sharply from mid-March, as the gradual tightening of liquidity by central banks began to take effect. Most emerging market economies continued to recover, but the correction in the technology, media and telecommunications (TMT) sector outweighed the positive effects of economic growth. Rapid reassessment of risk led to a divergence within the technology sector between established companies and the more conceptual, capital-dependent players. Smaller, less liquid stocks fell dramatically, while companies with financial strength and nearer-term profitability quickly became the area of focus. Many of these weaker names failed to rally late in the quarter, where a number of the larger semiconductor and telecom companies rebounded from their lows.

   Most market bond yields are determined by adding a country premium to the U.S. Treasury yield. Since risk spreads rose sharply early in the year, the resulting rate rises in emerging markets were particularly burdensome. Coinciding with the technology correction, this made for a difficult quarter. Of the larger markets, only China and Israel showed gains, while Taiwan, Turkey and Greece were down in double-digit percent terms.

   Looking forward to the year's second half, the managers believe world GDP growth will be slowing. While this environment has its risks for emerging markets generally, a more benign interest rate scenario should benefit Latin America and other areas that have been out of favor. The managers will seek to lower the volatility of the Fund by reducing large overweight positions in Korea and India, and adding to Mexico, Brazil and other markets. Technology positions will be reduced as well, in seeking greater industry diversification.

   As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., and investment management and mutual fund company with $17 billion of assets under management.

   On May 1, ReliaStar announced that it agreed to be acquired by ING Groep N.V. ("ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

   We wish to thank you for your continued support.

Sincerely,


/s/ Richard T. Saler

Richard T. Saler
Portfolio Manager
August, 2000

--------
* 52.93%, 5.53%, and 4.42% are the one year, five year, and since commencement (3/30/94) average annual standard total returns, respectively, for the period ended June 30, 2000. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. Investing in emerging markets, rather than established markets, has special risks, including currency fluctuations and political instability. There is no guarantee that the Fund can achieve its objective.

**All country and reginal returns are from the corresponding Morgan Stanley
  Capital International Indices. Returns are dollar based with net dividends reinvested.

Lexington Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited)

 Number of                                                             Value
   Shares                          Security                          (Note 1)

-------------------------------------------------------------------------------
            COMMON STOCKS: 87.7%
            Brazil: 7.4%
 49,800,000 Centrais Eletricas Brasileiras S.A. .................   $ 1,021,425
     30,000 Embratel Participacoes S.A. (ADR)....................       708,750
     15,000 Tele Norte Leste Participacoes S.A. (ADR)............       354,375
     15,000 Telesp Celular Participacoes S.A. ...................       673,125
                                                                    -----------
                                                                      2,757,675
                                                                    -----------
            Greece: 2.3%
     21,900 Alpha Bank S.A. .....................................       867,479
                                                                    -----------
            Hong Kong: 3.8%
  5,500,000 China Star Entertainment, Ltd. ......................       254,008
  2,115,000 Yuxing Infotech Holdings, Ltd. ......................     1,159,921
                                                                    -----------
                                                                      1,413,929
                                                                    -----------
            Hungary: 0.6%
     38,000 Uproar, Ltd./1/ .....................................       238,593
                                                                    -----------
            India: 13.3%
     11,650 Hindalco Industries, Ltd. (GDR)......................       230,088
     50,000 ICICI, Ltd. (ADR)....................................       937,500
     20,000 Indian Hotels Company, Ltd. (GDR)/2/ ................       108,500
      6,500 Infosys Technologies, Ltd. (ADR).....................     1,161,062
     65,000 Mahindra & Mahindra, Ltd. (GDR)/2/ ..................       300,625
     10,000 Satyam Infoway, Ltd. (ADR)/1/ .......................       221,250
    125,000 SSI, Ltd. (GDR)/2/ ..................................       837,500
     50,000 Tata Engineering and Locomotive Company, Ltd.
             (GDR)/2/ ...........................................       137,500
     64,900 Videsh Sanchar Nigam, Ltd. (GDR)/2/ .................     1,022,175
                                                                    -----------
                                                                      4,956,200
                                                                    -----------
            Indonesia: 1.7%
     90,000 PT Telekomunikasi Indonesia (ADR)....................       624,375
                                                                    -----------
            Israel: 1.6%
     20,000 Orckit Communications, Ltd./1/ ......................       600,000
                                                                    -----------
            Mexico: 15.0%
    222,000 Cemex S.A. de C.V. ..................................     1,040,852
     51,500 Coca-Cola Femsa S.A. (ADR)...........................       972,062
    228,000 Grupo Financiero Banamex Accival, S.A. de C.V. ......       958,958
      6,665 TV Azteca S.A. de C.V. (ADR)/2/ .....................        87,895
    110,000 TV Azteca S.A. de C.V. (ADR).........................     1,450,625
    467,000 Wal-Mart de Mexico S.A. de C.V. .....................     1,095,956
                                                                    -----------
                                                                      5,606,348
                                                                    -----------

 Number of                                                              Value
   Shares                          Security                           (Note 1)

--------------------------------------------------------------------------------
            Portugal: 6.3%
    360,000 ParaRede, SGPS SA (Rights)/1/ ........................   $ 2,339,724
                                                                     -----------
            Russia: 0.6%
     37,500 Moscow Telephone Systems/1/ ..........................       225,000
                                                                     -----------
            Singapore: 0.7%
     10,000 St Assembly Test Services, Ltd. ......................       258,125
                                                                     -----------
            South Africa: 4.6%
    162,000 Dimension Data Holdings, Ltd./1/ .....................     1,340,487
    135,000 Ixchange Technology Holdings, Ltd./1/ ................       263,836
  1,500,000 Paradigm Capital Holdings, Ltd./1/ ...................        84,074
    632,800 Union Alliance Media, Ltd./1/ ........................        25,201
                                                                     -----------
                                                                       1,713,598
                                                                     -----------
            South Korea: 13.1%
    160,522 C&TEL Company, Ltd. ..................................       312,410
     12,000 Dreamline Corporation.................................       330,407
     23,000 Hyundai Electronics Industries Company/1/ ............       453,816
     40,000 Korea Electric Power (KEP) Corporation................     1,241,269
     20,000 Korea Telecom Corporation (ADR).......................       967,500
     33,760 LG Electronics........................................       944,684
      5,000 LG Information & Communication, Ltd. .................       281,169
     83,900 Mirae Company.........................................       342,000
        282 Telson Electronics Company, Ltd. .....................         2,997
      4,618 Tongyang Merchant Bank Bond...........................         1,657
                                                                     -----------
                                                                       4,877,909
                                                                     -----------
            Taiwan: 4.4%
     73,838 Cosmo Electronics Corporation.........................       184,601
     15,000 GigaMedia, Ltd. ......................................       180,937
  1,255,000 RF-Link System Inc. ..................................       407,481
    294,000 Winbond Electronics Corporation.......................       849,573
                                                                     -----------
                                                                       1,622,592
                                                                     -----------
            Thailand: 1.3%
    985,373 K.R. Precision Public Company, Ltd. ..................       464,754
                                                                     -----------

Lexington Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited) (continued)


 Number of                                                             Value
   Shares                          Security                          (Note 1)

-------------------------------------------------------------------------------
            COMMON STOCKS (continued):
            Turkey: 9.2%
 20,000,000 Akbank T.A.S. .......................................   $   154,800
  4,932,000 Alcatel Teletas Telekomunikasyon Endustri ve Ticaret
             A.S. ...............................................     1,073,894
  3,000,000 Arcelik A.S. ........................................       147,570
 11,250,000 Beko Elektronik A.S. ................................       190,575
 20,000,000 Dogan Sirketler Grubu Holding A.S. ..................       483,800
 57,695,000 Dogan Yayin Holdings/1/ .............................       977,353
  3,700,000 Netas Northern Electric Telekomunikasyon A.S. .......       411,773
                                                                    -----------
                                                                      3,439,765
                                                                    -----------
            United Kingdom: 1.8%
     45,000 Flag Telecom Holdings, Ltd. .........................       672,188
                                                                    -----------
            TOTAL COMMON STOCKS
             (cost $35,158,537)..................................    32,678,254
                                                                    -----------


 Number of Shares
        or                                                            Value
 Principal Amount                    Security                       (Note 1)
-------------------------------------------------------------------------------
                  PREFERRED STOCK: 2.8%
                  Brazil: 2.8%
   118,120,000    Banco Bradesco S.A. (cost $917,987)..........    $ 1,028,013
                                                                   -----------
                  SHORT-TERM INVESTMENT: 9.4%
                  U.S. Government Agency Obligation: 9.4%
    $3,500,000    Federal Home Loan Bank, 6.48%, due 07/03/00
                   (cost $3,498,740)...........................      3,498,740
                                                                   -----------
                  U.S. GOVERNMENT OBLIGATION: 2.2%
     4,101,000    U.S. Strip Bond, 0.00%, due 02/15/2027
                   (cost $862,648).............................        837,014
                                                                   -----------
                  TOTAL INVESTMENTS: 102.1%
                   (cost $40,437,912+) (Note 1)................     38,042,021
                  Liabilities in excess of other assets:
                   (2.1)%......................................       (775,373)
                                                                   -----------
                  TOTAL NET ASSETS: 100.0%
                   (equivalent to $11.15 per share on 3,342,814
                   shares outstanding).........................    $37,266,648
                                                                   ===========

--------
/1/Non-income producing security.
/2/Restricted security.
ADR - American Depository Receipt.
GDR - Global Depository Receipt.
+  Aggregate cost for Federal income tax purposes is $40,579,965.
                             ---------------------
At June 30, 2000, the composition of the Fund's net assets by industry concentration was as follows:

Banking............   8.1%
Capital Equipment..   0.4
Computer Software..  12.9
Consumer Durable...   3.7
Consumer Non-
 durable...........   5.5
Electrical &
 Electronics.......   9.7

Financial Services..  2.7%
Internet............  6.2
Materials...........  3.4
Media...............  7.5
Multi-Industry......  1.3
Semiconductor.......  1.9

Services..........      1.1%
Telecommunications..   20.0
Utilities.........      6.1
Other Assets......      9.5
                      ------
 Total Net
  Assets..........    100.0%
                      ======

   The Notes to Financial Statements are an integral part of this statement.

Lexington Emerging Markets Fund, Inc.
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets
Investments, at value (cost $40,437,912) (Note 1)................  $38,042,021
Cash.............................................................      102,211
Foreign currency, at value (cost $35,912) (Note 1)...............       35,661
Receivable for investment securities sold........................       44,671
Receivable for shares sold.......................................       10,356
Dividends and interest receivable................................       37,077
                                                                   -----------
   Total Assets..................................................   38,271,997
                                                                   -----------
Liabilities
Due to Lexington Management Corporation (Note 2).................       26,828
Payable for investment securities purchased......................      345,092
Payable for shares redeemed......................................      548,666
Accrued expenses.................................................       84,763
                                                                   -----------
   Total Liabilities.............................................    1,005,349
                                                                   -----------
Net Assets (equivalent to $11.15 per share on 3,342,814 shares outstanding) (Note 3)...........................................  $37,266,648
                                                                   ===========
Net Assets consist of:
Capital stock -- authorized 500,000,000 shares, $.001 par value
 per share.......................................................  $     3,343
Additional paid-in-capital.......................................   33,329,228
Accumulated net investment loss..................................     (123,084)
Accumulated net realized gain on investments and foreign currency
 transactions....................................................    6,454,113
Unrealized depreciation of investments and foreign currency
 translations of other assets and liabilities....................   (2,396,952)
                                                                   -----------
   Total Net Assets..............................................  $37,266,648
                                                                   ===========

Lexington Emerging Markets Fund, Inc.
Statement of Operations
Six months ended June 30, 2000 (unaudited)

Investment Income
 Dividends......................................... $    142,138
 Interest..........................................      125,738
                                                    ------------
                                                         267,876
 Less: foreign tax expense.........................       18,796
                                                    ------------
 Total investment income...........................               $    249,080
Expenses
 Investment advisory fee (Note 2)..................      197,366
 Directors' fees and expenses......................       68,786
 Custodian expenses................................       44,507
 Professional fees.................................       19,014
 Accounting expenses (Note 2)......................       15,539
 Printing and mailing expenses.....................       11,648
 Computer processing fees..........................        5,664
 Transfer agent expenses...........................        4,059
 Registration fees.................................        1,395
 Other expenses....................................        4,186
                                                    ------------
 Total expenses....................................                    372,164
                                                                  ------------
 Net investment loss...............................                   (123,084)
Realized and Unrealized Gain (Loss) on Investments (Note 4)
 Net realized gain (loss) on:
 Investments.......................................    9,282,629
 Foreign currency transactions.....................     (119,388)
                                                    ------------
   Net realized gain...............................                  9,163,241
 Net change in unrealized depreciation of:
 Investments.......................................  (14,856,727)
 Foreign currency translation of other assets and
  liabilities......................................       (1,925)
                                                    ------------
   Net change in unrealized depreciation...........                (14,858,652)
                                                                  ------------
Net realized and unrealized loss...................                 (5,695,411)
                                                                  ------------
Decrease in Net Assets Resulting from Operations...               $ (5,818,495)
                                                                  ============

  The Notes to Financial Statements are an integral part of these statements.

Lexington Emerging Markets Fund, Inc.
Statements of Changes in Net Assets

                                             Six months ended
                                              June 30, 2000      Year ended
                                               (unaudited)    December 31, 1999
                                             ---------------- -----------------
Operations:
Net investment loss.........................   $   (123,084)    $    (53,145)
Net realized gain from investments and
 foreign currency transactions..............      9,163,241        4,934,843
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currency translation.......................    (14,858,652)      16,339,075
                                               ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations................     (5,818,495)      21,220,773
                                               ------------     ------------
Distributions to Shareholders: (Note 1)
Distributions to shareholders from net
 investment income..........................        --              (114,959)
                                               ------------     ------------
Capital Share Transactions: (Note 3)
Proceeds from sale of shares................     37,501,571       24,790,180
Reinvested dividends........................        --               114,964
Cost of shares redeemed.....................    (33,219,718)     (22,598,507)
                                               ------------     ------------
  Net increase in net assets from capital
   share transactions.......................      4,281,853        2,306,637
                                               ------------     ------------
Net increase (decrease) in net assets.......     (1,536,642)      23,412,451
Net Assets:
Beginning of period.........................     38,803,290       15,390,839
                                               ------------     ------------
End of period (including accumulated net
 investment loss of $123,084 and
 undistributed net investment income of $0
 in 2000 and 1999, respectively) (Note 1)...   $ 37,266,648     $ 38,803,290
                                               ============     ============

  The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------

Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999

1. Significant Accounting Policies
Lexington Emerging Markets Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is

Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)

1. Significant Accounting Policies (continued) used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at June 30, 2000.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate
The Fund paid an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.85% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC had entered into a sub-advisory contract with Stratos Advisors, Inc. ("Stratos") under

Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)

2. Investment Advisory Fee and Other Transactions with Affiliate (continued) which Stratos provided the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Stratos, LMC paid Stratos a monthly sub-advisory fee at an annual rate of 0.35% of the Fund's average daily net assets. Effective June 7, 2000, LMC terminated the sub-advisory contract with Stratos. For 2000, the adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 2000.

The Fund reimbursed LMC for certain expenses, including accounting costs of $15,539, which were incurred by the Fund, but paid by LMC.

3. Capital Stock
Transactions in capital stock were as follows:

                              Six months ended
                                June 30, 2000              Year ended
                                ( unaudited)            December 31, 1999
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Shares sold...............  2,702,638  $ 37,501,571   3,160,008  $ 24,790,180
Shares issued on
 reinvestment of
 dividends................     --           --           15,515       114,964
                           ----------  ------------  ----------  ------------
                            2,702,638    37,501,571   3,175,523    24,905,144
Shares redeemed........... (2,390,123)  (33,219,718) (2,859,941)  (22,598,507)
                           ----------  ------------  ----------  ------------
Net increase..............    312,515  $  4,281,853     315,582  $  2,306,637
                           ==========  ============  ==========  ============

4. Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2000, excluding short-term securities, were $67,457,767 and $65,448,403, respectively.

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $6,065,356 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $8,603,300.

5. Investment and Concentration Risks
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

6. Restricted Securities
The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only

Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)

6. Restricted Securities (continued)
to qualified institutional investors. Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

                                     Acquisition           Market   Percent of
              Security                  Date     Shares    Value    Net Assets
              --------               ----------- ------- ---------- ----------
Indian Hotels Company, Ltd. (GDR)...  07/16/99    20,000 $  108,500   0.29%
Mahindra & Mahindra, Ltd. (GDR).....  01/17/00    65,000    300,625   0.81
SSI, Ltd. (GDR).....................  04/19/00   125,000    837,500   2.25
Tata Engineering and Locomotive
 Company, Ltd. (GDR)................  07/16/99    50,000    137,500   0.37
TV Azteca S.A. de C.V. (ADR)........  07/02/99     6,665     87,895   0.23
Videsh Sanchar Nigam, Ltd. (GDR)....  04/19/00    64,900  1,022,175   2.74
                                                         ----------   -----
                                                         $2,494,195   6.69%
                                                         ==========   =====

7. Subsequent Events
Effective on July 26, 2000, Lexington Global Asset Managers, Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Fund's Board of Directors and contractholders, Pilgrim Investments, Inc., and indirect, wholly owned subsidiary of ReliaStar, was appointed to the role of investment adviser to the Fund effective July 26, 2000. Pilgrim Securities, Inc., also an indirect, wholly owned subsidiary of ReliaStar, was appointed distributor to the Fund on that date as well.

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Lexington Emerging Markets Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                           Six months ended      Year ended December 31,
                            June 30, 2000   ------------------------------------
                             (unaudited)     1999      1998      1997     1996
                           ---------------- -------  --------  --------  -------
Net asset value,
 beginning of period.....        $12.81      $ 5.67    $ 8.91    $10.11   $ 9.38
                               --------     -------  --------  --------  -------
Income (loss) from
 investment operations:
 Net investment income
  (loss).................         (0.04)      (0.02)     0.06      0.03     0.02
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currencies.....         (1.62)       7.20     (2.64)    (1.22)    0.71
                               --------     -------  --------  --------  -------
Total income (loss) from
 investment operations...         (1.66)       7.18     (2.58)    (1.19)    0.73
                               --------     -------  --------  --------  -------
Less distributions:
 Distributions from net
  investment income......           --        (0.04)    (0.04)    (0.01)     --
 Distributions from net
  realized gains.........           --          --      (0.62)      --       --
                               --------     -------  --------  --------  -------
Total distributions......           --        (0.04)    (0.66)    (0.01)     --
                               --------     -------  --------  --------  -------
Net asset value, end of
 period..................        $11.15      $12.81    $ 5.67    $ 8.91   $10.11
                               ========     =======  ========  ========  =======
Total return.............      (26.06)%*    127.14%  (27.95)%  (11.81)%    7.46%
Ratio to average net
 assets:
 Expenses, before
  reimbursement..........         1.60%*      1.70%     2.08%     1.91%    2.23%
 Expenses, net of
  reimbursement..........         1.60%*      1.70%     2.08%     1.84%    1.64%
 Net investment income
  (loss), before
  reimbursement..........       (0.53)%*    (0.25)%     0.84%     0.18%  (0.39)%
 Net investment income
  (loss).................       (0.53)%*    (0.25)%     0.84%     0.26%    0.20%
Portfolio turnover rate..       324.75%*    182.64%   121.31%   157.52%   95.18%
Net assets, end of period
 (000's omitted).........       $37,267     $38,803   $15,391   $24,052  $21,678

--------
*  Annualized.